Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 9

TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 16, 2012, is entered into among HBI RECEIVABLES LLC, as seller (“Seller”), HANESBRANDS INC., in its capacity as servicer (in such capacity, the “Servicer”), the Committed Purchasers party hereto, the Conduit Purchasers party hereto, the Managing Agents party hereto, and HSBC SECURITIES (USA) INC. (“HSBC”), as assignee of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.

PRELIMINARY STATEMENTS

A. Reference is made to that certain Receivables Purchase Agreement dated as of November 27, 2007 among Seller, Servicer, the Committed Purchasers, the Conduit Purchasers, the Managing Agents and the Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).

B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:

(a) Article VIII of the Purchase Agreement is hereby amended to delete Section 8.5 in its entirety and replace it with the following:

Section 8.5 Reports. The Servicer shall prepare and forward to each Managing Agent and the Agent (i) at any time during which a Downgrade Event has occurred and is continuing, on each Business Day, a Daily Report which will include information regarding the Receivables as of the previous Business Day, (ii) at any time during which (A) HBI’s issuer rating is below BB+ by S&P or (B) HBI’s senior unsecured long-term debt rating is below Ba1 by Moody’s, on Wednesday of each week (or if such Wednesday is not a Business Day, on the immediately preceding Business Day), a Weekly Report which will include information regarding the Receivables for the seven (7)-day period ending (and including) the immediately preceding Friday, (iii) (x) prior to May 2009, on the third Thursday of each month (or, if such day is not a Business Day, on the next succeeding Business Day) and (y) commencing in May 2009, on the 23rd day of each month (or, if such day is not a Business Day, on the next succeeding Business Day), and at such other additional times as the Agent or any Managing Agent shall request, a Settlement Report which will include information regarding the Receivables for the most recently ended Calendar Month and (iv) at such times as the Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

(b) Section 10.3 of the Purchase Agreement is hereby amended to insert the following sentence at the end:

“Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change” regardless of the date enacted, adopted, issued or implemented.”

(c) Exhibit I to the Purchase Agreement is hereby amended to delete the definition of “Facility Termination Date” in its entirety and replace it with the following:

“Facility Termination Date” means the earliest to occur of (i) March 15, 2013 and (ii) the Amortization Date.

SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:

(a) It has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) On the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed 100%.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received five (5) counterpart signature pages to this Amendment executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, any Managing Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent, the Managing Agents or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent, Managing Agents or Purchasers with respect thereto.

[Remainder of Page Deliberately Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HBI RECEIVABLES LLC, as Seller

By:	/s/ James M. Schockett
Name: James M. Schockett
Title: Vice President and Treasurer

HANESBRANDS INC., as Servicer

By:	/s/ James M. Schockett
Name: James M. Schockett
Title: Assistant Treasurer

Signature Page

to

Amendment No. 9 to RPA

BRYANT PARK FUNDING LLC, as a Conduit Purchaser

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

HSBC SECURITIES (USA) Inc., as a Managing Agent and Agent

By:	/s/ Laurie Lawler
Name: Laurie Lawler
Title: Vice President

HSBC BANK PLC, as a Committed Purchaser

By:	/s/ Tim Bulton
Name: Tim Bulton
Title: Director

Signature Page

to

Amendment No. 9 to RPA

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris Hearn
Name: Doris Hearn
Title: Vice President

PNC BANK, N.A., as a Committed Purchaser and as a Managing Agent

By:	/s/ William Falcon
Name: William Falcon
Title: Vice President

Signature Page

to

Amendment No. 9 to RPA